LIBERATOR MEDICAL SUPPLY, INC.™

Investor Presentation

January 12, 2015

LIBERATOR MEDICAL SUPPLY, INC.™

Safe Harbor

- This presentation may contain forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995.
- These statements present management's expectations, beliefs, plans and objectives regarding future financial performance, and assumptions or judgments concerning such performance. Any discussions contained in this presentation, except to the extent that they contain historical facts, are forward-looking and accordingly involve estimates, assumptions, judgments and uncertainties. There are a number of factors that could cause actual results or outcomes to differ materially from those addressed in the forward-looking statements. Such factors are detailed in the Company's Annual Report on Form 10-K filed each fiscal year with the Securities and Exchange Commission.

LIBERATOR MEDICAL SUPPLY, INC.™

Company Snapshot

Key Facts

- Leading direct-to-consumer provider of medical supplies
  - Targeting high growth, chronic condition verticals of Urology, Ostomy, Mastectomy, and Diabetes
  - Servicing over 43,000 active chronic disease patients
  - Focusing on supplies not subject to competitive bidding
- Founded in 1999 by current management members; extensive track record forming medical supply companies going back to 1980s
- Headquartered in Stuart, FL and supported by state-of-the-art and scalable infrastructure
  - 40,000 sqft headquarters (incl. 19,000 sqft warehouse) and 30,000 sqft call center in nearby location
  - 330 employees (incl. 125 patient care representatives)
- Revenues of $74.6 million in FY2014, generating $13.4 million in adjusted EBITDA
- Market capitalization: ~$155 million; ticker: LBMH (NYSE-MKT)

Target Markets

Urological	Ostomy	Mastectomy	Diabetes
(75.7% of TTM Revenue)(1)	(19.5% of TTM Revenue)(1)	(4.4% of TTM Revenue)(1)	(0.4% of TTM Revenue)(1)
			
Disposable catheters, external catheters, urine collection devices, related accessories	Ostomy, ileostomy, and urostomy collection supplies	Prosthetic and special bras, mastectomy sleep and swimwear	Diabetes testing supplies including glucose meters, glucose test strips, control solution and lancets
Estimated Market			
$4.4B	$400M	$1.1B	$17B
Diagnosed Population			
N/A	~0.6M	~3.2M	~25.8M (7M undiagnosed)

Liberator is #1 Supplier in highly fragmented markets of Urology (17.6%) and Mastectomy (5.4%) Products

Source: HME Databank. Data based on 2011 Medicare payments and obtained under the Freedom of Information Act.
(1) TTM as of 9/30/14

Compelling Industry Dynamics

Number of DME companies with Medicare billings less than $300,000 is declining

National expenditures in DME market will increase 56%



Number of Americans over 65 will increase by 32%

140% increase in dollars spent on healthcare

Number of Americans with chronic illness will increase by 32%

Customer & Payor Structure

Product Mix (1)



Mastectomy, 4.4%
Diabetes, 0.4%
Ostomy, 19.5%
Urological, 75.7%

Payor Mix (2)



Medicaid, 3%
Private Pay, 2%
Contracted Payors, 20%
Medicare, 75%

(1) Based on LTM revenue as of 9/30/14
(2) Based on LTM revenue as of 6/30/14

LIBERATOR MEDICAL SUPPLY, INC.

Liberator is a Direct Provider to Numerous Payors

Medicare Administrative Contractors(1) (75% of Rev.)

Liberator contracts with all four DME MACs Serving All 50 States

CIGNA

National Government Services

NHIC, Corp.

NORIDIAN

Active Medicaid States (3% of Rev.)


Primary
Secondary

Select Contracted Payers(2) (20% of Rev.)

TRICARE

BlueCross BlueShield Federal Employee Program

HUMANA Guidance when you need it most

BlueCross BlueShield of Arizona

Medical Mutual of Ohio

Florida Blue

Aetna

Bluegrass Family Health

Care Improvement Plus – Specialized Care for Medicare Beneficiaries

CIGNA

Coventry Health Care

blue of california

Amerigroup RealSolutions in healthcare

Lovelace Health Plan

CareFirst BlueCross BlueShield

MultiPlan – Choose right.

PREMERA Blue Cross

Desert Oasis Healthcare – Your Health. Your Life. Our Passion.

Private Pay (2% of Rev.)

- The Company recognizes revenue related to product sales upon delivery to customers and provided it has received and verified written documentation required to bill Medicare, other government agencies, third-party payors, and patients
- Some patients choose to pay Liberator directly
- More often, Medicare reimburses at 80% of the government-determined prices for reimbursable supplies, and the Company bills the remaining balance to either third-party payors or directly to patients
- Secondary payer mix – 51% commercial; 24% Medicaid; 23% private pay; & 2% Medicare

(1) The four DME MACs provide Liberator access to 47.6 million Medicare Beneficiaries.
(2) Liberator has a total of 106 active payer contracts and 12 pending payer contracts.

Highly Experienced Management Team

Name & Position	Years of Relevant Experience	Experience
Mark Libratore *Chief Executive Officer*	42	• Founder of Liberator in 1999; created and executed direct-to-consumer sales model targeting seniors with chronic illnesses in need of medical supplies • Founder of Liberty Medical Supply in 1989 and served as President • Responsible for growing Liberty's annual sales from $0 to over $100 million
Robert Davis *Chief Financial Officer*	42	• Liberator's Chief Financial Officer since founding • Previously served as CFO at Liberty Medical Supply from 1995 to 1999 • Previous work experience includes working at TurboCombustor Corporation, Data Development Inc., and Caribbean Computer Corproation • Received a Masters degree in accounting from the University of Houston and holds a CPA from the State of Texas
John Leger *Chief Operating Officer*	39	• Responsible for overall operations at Liberator since 2007 • Senior VP of Operations at Liberty from 1991 to 2004 • Responsible for Liberty's diabetic call center, customer services, repeat customers sales, claims processing to Medicare and document acquisition • Played a vital role in growing Liberty's customer base to over 650,000 patients • Worked at Closer Healthcare, mail order provider of diabetes testing supplies, as Vice President of Operations from 2005 to 2006
Paul Levett *Chief Marketing Officer*	36	• Founder of Leiber, Levett, Koenig, Farese and Babcock, a New York advertising agency • Previously President of Lowe Direct, a direct marketing and advertising agency

LIBERATOR MEDICAL SUPPLY, INC.™

Highly Experienced Management Team Cont.

Name & Position	Years of Relevant Experience	Experience
George Narr *Chief Information Officer*	17	• Responsible for all information systems at Liberator since April 2010 • Previously CIO of Liberty Medical Supply until 2006; managed a team of 100 staffed developers and I.T. professionals. George was the chief architect of Liberty's proprietary software systems and paperless workflow
Doug Mee *Vice President of Finance*	26	• Joined Liberator in October 2013 • Responsible for managing the accounting department, SEC reporting and liaising with external auditors • Previously VP of Business Development with Home Delivery Incontinent Supplies, VP of Finance with Doctor Diabetic Supply and VP General Manager of Gambro Medical Supply • Graduate of St. Lawrence University with a Bachelor of Science in Mathematics and Economics and Florida Atlantic University with a Master of Business Administration
Jennifer Libratore *Vice President of Operations*	13	• Joined Liberator in November 2000 • Currently overseas billing, claims entry, quality assurance, sales support, scanning and documentation, insurance verification, and special projects • Previously was an instructor with Medvance Institute of Technology • Graduate of Indian River State College with Bachelor of Applied Science in Organizational Management

Financial Highlights(1)

Revenue

($ millions)

CAGR: 40.9%



Millions
$80.0
$70.0
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
$9.6
$25.8
$40.9
$52.7
$60.9
$69.1
$74.6
FY08 A FY09 A FY10 A FY11 A FY12 A FY13 A FY14 A

Gross Profit

($ millions)

CAGR: 40.4%



Millions
$50.0
$45.0
$40.0
$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
$6.1
$16.8
$26.6
$32.1
$37.0
$43.4
$46.8
FY08 A FY09 A FY10 A FY11 A FY12 A FY13 A FY14 A

Operating Income(2)

($ millions)

CAGR: 31.0%



Millions
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
($2.0)
-$0.8
$3.3
$4.6
$2.6
$4.3
$11.8
$12.7
FY08 A FY09 A FY10 A FY11 A FY12 A FY13 A FY14 A

EBITDA(2)

($ millions)

CAGR: 29.9%



Millions
$16.0
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
($2.0)
-$0.6
$3.6
$4.5
$2.4
$5.1
$12.4
$13.4
FY08 A FY09 A FY10 A FY11 A FY12 A FY13 A FY14 A

(1) CAGR calculated from 2008A to 2014A. Financials are for fiscal year ending September 30. Revenue represents "Net Sales".
(2) The Company amortizes its advertising expense.

Strong Recurring Revenue

Historical Revenue



Revenue
% Recurring
(millions)
$75.0
$65.0
$55.0
$45.0
$35.0
$25.0
$15.0
$5.0
($5.0)
95.0%
85.0%
75.0%
65.0%
55.0%
45.0%
35.0%
25.0%
15.0%
5.0%
(5.0%)
57.2%
74.7%
82.3%
86.5%
89.2%
90.8%
91.1%
$4.1
$5.5
$6.5
$19.3
$7.2
$33.7
$7.1
$45.6
$6.6
$54.3
$6.3
$62.8
$6.6
$67.9
FY08 A
FY09 A
FY10 A
FY11 A
FY12 A
FY13 A
FY14 P
Recurring sales
New sales
Recurring Sales % of revenue

Observations

- The mix of gross recurring revenue has increased since FY 2008 from 57% of revenue to 91% of FY2014 revenue
- As the Company continues to build its customer base, the percent of sales from existing customers will grow; recurring customers stay with the Company for years

(1) Revenue is for fiscal year ending September 30, represents Gross Sales, and excludes Contractual Adjustments, Returns, and Denials.
(2) Revenue from new orders represents the first order placed by our new customers. Subsequent customer orders are included with revenue from recurring orders.

American Medical Supplies Market

- The U.S. national healthcare spending is expected to increase by approximately $2.1 trillion from $3.0 trillion in 2014 to $5.1 trillion in 2023, according to the Centers for Medicare and Medicaid Services ("CMS")

- CMS estimates that the number of Americans over the age of 65 will increase from an estimated 45.1 million in 2014 to 60.3 million in 2023

- The research firm Rand estimates the number of Americans with two or more chronic conditions will increase from 60 to 81 million between the years 2000 and 2020. Currently more than 133 million Americans live with at least one chronic disease

- CMS estimates that the national expenditures within the DME market will increase by $27.3 billion from $44.0 billion in 2014 to $71.3 billion in 2023

- The number of DME companies with Medicare billings less than $300,000 has been declining, or consolidating, over the last few years according to HME News, primarily as a result of increased Medicare accreditation and bonding requirements implemented in 2009

- As the baby boomer population ages, the already flourishing medical supply industry will experience a 20-year explosion in growth

Source: "National Health Expenditure Projections 2013-2023"; Centers for Medicare & Medicaid Services.

Demand for Healthcare is Projected to Grow

U.S. Population 65+ (MM)


45.1
51.3
60.3
2014
2018
2023

Retail Sales of Medical Supplies ($B)


$355
$61
$44
$291
$461
$73
$53
$361
$636
$98
$71
$483
2014
2018
2023
Prescription Drugs
Durable Medical Equipment
Other Non-Durable Medical Products

Healthcare Expenditures ($B)


$3,057
$3,798
$5,159
2014
2018
2023

Source: "National Health Expenditure Projections 2013-2023"; Centers for Medicare & Medicaid Services.

Opportunities for Growth

- Opportunistically deploy cash flow for increased advertising spend, quarterly dividend, and/or share buy back to yield greatest shareholder value
- Product Line Expansion
  - Wound Care
  - Specialty Catheter
- Launch new vendor product offerings through our marketing and distribution channels
- Pursue managed care and expand insurance relationships and contracts
- Explore potential acquisition opportunities where the cost to acquire customers via acquisition is less than our advertising costs
  - Strategic acquisitions are a significant source for additional customers

Highlights

Leading Medical Supplies Provider for Chronic Diseases	• Industry leader providing medical supplies for chronically ill patients through a direct-to-consumer channel • Market share leader in highly fragmented urology, mastectomy and ostomy markets • Widely recognized national brand accredited by The Joint Commission
Proven Business Model & Loyal Customer Base	• Servicing over 43,000 active chronic disease patients • Loyal customer base with a retention rate of 93%+ post customer acquisition (i.e. first order) • No significant geographic or referral source concentration
Consistent Financial Performance	• Consistent revenue growth (12% CAGR from FY2011 to FY2014) • Attractive gross profit margin consistently above 60%
Established & Scalable Platform	• Thousands of distinct health plan/other payor relationships • ~125 patient care representatives interacting daily with patients • Valuable in-home healthcare channel with state-of-the-art warehousing facility, call center, and IT network
Attractive Avenues for Growth	• 'Plug and play' product line expansion opportunity targeting additional chronic conditions (e.g. wound care) • Market share growth potential through tuck-in acquisitions • Ability to convert brands via well-established sales channel
Compelling Industry Dynamics	• Primary products not subject to CMS competitive bidding • Fewer small medical suppliers due to increased Medicare accreditation/bonding requirements and competitive bidding • CMS estimated increase in national DME expenditures of $27.3 bn, from $44.0 bn in 2014 to $71.3 bn in 2023
Seasoned Management Team	• Pioneering CEO with 30+ years of relevant industry experience • Successful founder of multiple medical supply companies • Seasoned executive management team with significant ownership

Source: Company public filings, HME News December 2011 and "National Health Expenditure Projections 2013 – 2023; Centers for Medicare & Medicaid Services.

Questions